UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

☒	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2014

Commission File Number 001-35844

Pinnacle Foods Inc.

(Exact name of registrant as specified in its charter)

Delaware	35-2215019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

399 Jefferson Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 541-6620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 17, 2014, Pinnacle Foods Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the selling stockholders named on Schedule E thereto (the “Selling Stockholders”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (the “Underwriters”), relating to an underwritten offering (the “Offering”) of 20,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333- 198640), filed on September 8, 2014, as supplemented by the prospectus supplement dated November 17, 2014. All of the Shares are being sold by the Selling Stockholders. Pursuant to the Underwriting Agreement, the Underwriters purchased the Shares at a price of $32.11 per share in a transaction that was completed on November 21, 2014. The Selling Stockholders have granted the Underwriters the option, exercisable for 30 days after the date of the prospectus supplement, to purchase up to an additional 3,000,000 shares of the Company’s common stock.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 8.01	Other Events.

Concurrently with the closing of the Offering, the Company repurchased 1,000,000 shares of its common stock directly from certain of the Selling Stockholders in a private, non-underwritten transaction at a price per share equal to the price paid by the Underwriters to the Selling Stockholders in the Offering (the “share repurchase”). The share repurchase was funded with cash on hand and $25 million of borrowings under the Company’s $150 million revolving credit facility established pursuant to the terms of the Company’s credit agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on April 30, 2013. The Company expects to pay down the borrowings under the terms of its revolving credit facility by year end.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 17, 2014, among Pinnacle Foods Inc., the Selling Stockholders named in Schedule E thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as Underwriters

5.1	Opinion of Simpson Thacher & Bartlett LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PINNACLE FOODS INC.

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

Date:	November 21, 2014

Index to Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 17, 2014, among Pinnacle Foods Inc., the Selling Stockholders named on Schedule E thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as Underwriters

5.1	Opinion of Simpson Thacher & Bartlett LLP